SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   May 3, 2000
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                              QUINTUS CORPORATION
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               (Exact name of Registrant as Specified in Charter)


              Delaware                                          77-0021612
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    (State or Other Jurisdiction     (Commission File         (IRS Employer
          of Incorporation)              Number)           Identification No.)


47212 MISSION FALLS COURT, FREMONT, CALIFORNIA                        94539
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code        (510) 624-2800
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     On May 3,2000, the Registrant filed a prospectus supplement under Rule 424(b)(3) of the Securities Act of 1933, as amended, to the proxy statement/prospectus dated April 11, 2000 relating to the proposed merger of Mustang.com, Inc. into a subsidiary of the Registrant.

     A copy of the supplement to the proxy statement/prospectus is attached hereto as Exhibit 99.1.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            QUINTUS CORPORATION


                                            By: /s/ Susan Salvesen
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                                               Name:  Susan Salvesen
                                               Title: Chief Financial Officer
May 3,2000


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